AMENDING AGREEMENT

This Amending Agreement is made as of the 26th day of June 2018.

BETWEEN:

TRANSCANADA PIPELINES LIMITED
a Canadian corporation
(**"TransCanada"**)

\- and -

PORTLAND NATURAL GAS TRANSMISSION SYSTEM
a Maine General Partnership
(**"Shipper"**)

WHEREAS TransCanada and Shipper are parties to a Precedent Agreement dated October 31, 2017 (the **"Agreement"**); and

WHEREAS TransCanada and Shipper wish to amend the Agreement by increasing the Phase III quantity by 10,551 GJ/d from 182,751 GJ/d to 193,302 GJ/d;

NOW THEREFORE TransCanada and Shipper agree as follows:

ARTICLE 1
INCORPORATION, DEFINITIONS AND EFFECTIVE DATE

1.1 This Amending Agreement and the provisions hereof are supplemental to the Agreement, and are to form part of and have the same effect as though incorporated in the Agreement.

1.2 Unless otherwise defined in this Amending Agreement, all capitalized terms contained in this Amending Agreement which are defined in the Agreement shall for all purposes hereof have the meaning given to them in the Agreement unless the context otherwise specifies or requires.

1.3 This Amending Agreement is effective as of the date first written above.

ARTICLE 2
AMENDMENTS TO THE AGREEMENT

2.1 The Agreement is amended as follows:

(a) by deleting the third recital in its entirety and replacing it with the following:

WHEREAS pursuant to a new capacity open season which closed on September 21, 2017 (the "**New Capacity Open Season**"), Shipper requested TransCanada to transport up to 184,862 GJ/d of natural gas from the Union Dawn receipt point and 8,440 GJ/d of natural gas from the Union Parkway Belt receipt point (collectively, the "**Receipt Point**") to, in both cases, the East Hereford delivery point (into the PNGTS system) (the "**Delivery Point**") for delivery for the account of Shipper in three phases (such three phases are sometimes referred to individually as a "**Phase**" and collectively defined as the "**Phases**"), with each Phase having its own specified in-service date (for each Phase, its "**In-Service Date**"), as further described below:

- the first Phase shall have an In-Service Date of November 1, 2018 or as soon as possible thereafter to transport 39,663 GJ/day from the Union Dawn Receipt Point and 2,651 GJ/day from the Union Parkway Belt Receipt Point for an aggregate of 42,314 GJ/day, for a term of 22 years ("**Phase I**");

- the second Phase shall have an In-Service Date of November 1, 2019 or as soon as possible thereafter to transport 159,960 GJ/day from the Union Dawn Receipt Point and 7,481 GJ/day from the Union Parkway Belt Receipt Point for an aggregate of 167,441 GJ/day, for a term of 21 years ("**Phase II**"); and

- the third phase shall have an In-Service Date of November 1, 2020 or as soon as possible thereafter to transport 184,862 GJ/day from the Union Dawn Receipt Point and 8,440 GJ/day from the Union Parkway Belt Receipt Point for an aggregate of 193,302 GJ/day, for a term of 20 years ("**Phase III**").

All of the above collectively defined as the "**Requested Service**".

ARTICLE 3
MISCELLANEOUS

3.1 This Amending Agreement supercedes all negotiations, discussions and undertakings between the parties in relation to the subject matter hereof.

3.2 The Agreement shall remain in full force and effect as amended by this Amending Agreement and is hereby ratified and confirmed as amended.

3.3 This Amending Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. A facsimile or other electronic copy of this Amending Agreement containing the signature of a party will be deemed to be an originally signed document.

[Execution page follows]

IN WITNESS WHEREOF the pnrties to this Amending Agreement have caused it to be executed by their d 1ly auU10rlzed officerss of the day and ycm·first written nbove. l,OnTLAND NATlJRAL GAS l'RANSMJSSION SYSTEM, BY ITS OPERATOR, l,NGTS OPERATING CO.,LLC By: TRANSCANADA PIPELINES LIMITED By:----=::;z;z ---rJS"ay: Name:1..to,._ Title:,.(-.,,,jt! .se...". '..". "'Title: DonBeU· Director.CouunarlaJ&s& Manager, Customer Service Content Review LegalR(lvlew